Exhibit 10.12

SECOND AMENDED AND RESTATED REVOLVING PROMISSORY NOTE

November 30, 2022, as amended and restated,	Independence, Ohio	$1,000,000.00
November 30, 2023, as amended and restated,
effective November 30, 2024,
executed December 20, 2024

FOR VALUE RECEIVED, the undersigned, RANGE IMPACT, INC., successor by merger to Malachite Innovations, Inc., a Nevada corporation, licensed to transact business in Ohio (“Borrower),’ absolutely and unconditionally promis.es to pay on or before DECEMBER 31, 2025 (“Maturity Date”) to the order of INDEPENDENCE BANK (“Bank”), an Ohio banking organization, its successors and assigns, at Bank’s office located at 4401 Rockside Road, Independence, Ohio 44131 or at such other place as Bank may from time to time designate in writing, the principal sum up to ONE MILLION AND NO/100 DOLLARS (USD $1,000,000.00) or such portion thereof as shall have been advanced by Bank under this Second Amended And Restated Revolving Promissory Note (this “Second Amended Note”) to or for the benefit of Borrower, together with interest accruing from the effective date hereof at the rate and frequency as set forth herein, computed on the basis of a year consisting of 360 days, but applied to the actual number of days elapsed, at the fixed rate of EIGHT AND THREE-QUARTERS PERCENT (8.75%) per annum.

The principal amount payable under this Second Amended is the sum of all advances made by Bank under and pursuant to that certain Promissory Note dated November 30, 2022 in the original principal amount up to $1,000,000.00 (“Note”), as amended by that certain Amended And Restated Revolving Promissory Note effective November 30, 2023 in the principal amount up to $1,00,000.00 (“Amended Note”), less all payments and prepayments, if any, received by Bank under the Note and the Amended Note as of the effective date hereof. As of the effective date hereof, the unpaid principal balance owing to Bank under the Amended Note and renewed hereunder is $1,000,000.00, plus accrued and unpaid interest owing under the Amended Note as of the effective date hereof, and interest payable hereunder as set forth below. This Second Amended Note amends and restates the Amended Note. In the event of a conflict between this Second Amended Note and the Amended Note, the terms of this Second Amended Note control.

Subject to the terms of this Second Amended Note and the Loan Documents (as herein defined), Bank may advance sums from time to time hereunder and such sums may be repaid by Borrower and re-advanced by Bank from time to time; provided, however, that the aggregate unpaid principal balance owing hereunder shall at no time exceed the face amount of this Second Amended Note.

As a condition to Bank’s renewal of the Amended Note as set forth herein, Borrower shall pay tq Bank (i) a loan renewal fee in the amount of $5,000.00 and (ii) all of Bank’s out-of-pocket costs and expenses incurred in connection with this Second Amended Note, including, but not limited to, Bank’s reasonable attorney’s fees.

1 Effective on or about December 14, 2023, Malachite Innovations, Inc. (“Malachite”), formerly a Nevada corporation and sole borrower of the indebtedness evidenced hereunder, was dissolved in connection with its merger into Range Impact, Inc.. a Nevada corporation and the successor sole Borrower hereunder. Effective on or about December 29, 2023, Range Impact, Inc. amended Malachite’s foreign license application in Ohio under Ohio Secretary of State Doc. No. 202336204220, thereby enabling Range Impact, Inc. to transact business in Ohio under Malachite’s foreign corporation entity License Number 435902.

Prior to the Maturity Date, Borrower shall make QUARTERLY payments of interest only, due and payable in arrears, computed at the interest rate set forth above, commencing on DECEMBER 31, 2024 and continuing on the last day of each calendar quarter thereafter (i.e., MARCH 31, 2025., JUNE 30, 2025, and SEPTEMBER 30, 2025) and on DECEMBER 31, 2025, the Maturity Date of this Second Amended Note, all unpaid and accrued interest owing to Bank under this Second Amended Note shall be due and payable in full, together all unpaid principal owing hereunder and any other fees, charges and costs payable hereunder. Borrower acknowledges that notwithstanding the quarterly payment amounts set forth above, the payment due on the Maturity Date will be a final payment consisting of (i) all accrued and unpaid interest and any other fees, charges and costs and (ii) the entire unpaid principal balance owing hereunder. If any periodic payment due hereunder shall become payable on a day other than a day· on which Bank is open for business or payable on February 29 in a leap year, such payment shall be extended t0 the next succeeding business day and interest thereon shall be payable at the rate herein specified during the extension.

Prior to or after the Maturity Date, upon default in payment of any principal or interest when due, or upon any other default under the terms of this Second Amended Note, the principal of and unpaid interest owing under this Second Amended Note shall thereafter until paid in full bear interest at the rate of Four Percent (4.00%) per annum above the rate otherwise specified in this Second Amended Note, but in no event shall the interest rate applicable to this Second Amended Note prior to or after the Maturity Date exceed the maximum permissible interest rate allowed by law. The books and records of Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time hereunder and shall be conclusive absent manifest error. If the balance owing under this Second Amended Note shall exceed its face amount, Borrower shall pay to Bank such excess on demand.

All payments hereunder shall be made in immediately available United States funds, without invoice, demand, set-off or counterclaim. Any prepayment(s) of principal prior to the Maturity Date shall be applied to the unpaid principal due hereunder and shall not postpone the due dates of the remaining payments required under this Second Amended Note. If any payment applied by Bank to this Second Amended Note is subsequently set aside, recovered, rescinded or otherwise required to be returned or disgorged by Bank for any reason (pursuant to bankruptcy proceedings, fraudulent conveyance statutes, or otherwise), this Second Amended Note shall be deemed to have continued in existence, notwithstanding the application, and this second Amended Note shall be enforceable as to the amount of such payment(s) as fully as if Bank had not received and applied the payment(s).

Except as set forth herein, all instruments and documents executed in connection with, or given as security for, the Note and the Amended Note shall be treated as instruments and documents executed in connection with this Second Amended Note and all of said instruments and documents shall hereinafter be referred to collectively as the “Loan Documents.” The terms and conditions of the Loan Documents are made a part hereof and incorporated herein by this reference and Borrower and any guarantor(s) hereof covenant and agree to perform or cause to be performed all of the terms, conditions, covenants and agreements of the Loan Documents as fully as if such terms, conditions, covenants and agreements were set forth at length herein. Any and all references in this Second Amended Note to any other document(s), including any of the Loan Documents, shall be references to such document(s) as the same may from time to time be modified, amended, renewed, consolidated or extended.

Bank and any subsequent holder of this Second Amended Note shall have the right to accelerate the Maturity Date and to require additional or replacement collateral, if Bank or any subsequent holder shall in good faith deem itself insecure any time that the prospect of payment hereunder is impaired or the value of collateral, if any, securing this Second Amended Note declines in value. At the option of Bank or any subsequent holder of this Second Amended Note, all of the Obligations shall become immediately due and payable without notice or demand upon the occurrence of any of the following events of default: (i) Borrower’s failure, with or without demand or notice, to deliver additional or replacement collateral to secure this Second Amended Note satisfactory to Bank; (ii) Borrower’s default in the payment or performance of any liability with respect to any of the Obligations or if any maker, endorser or guarantor of any of the Obligations shall default in the payment or performance pertaining thereto; (iii) Borrower’s failure to pay when due any insurance premium for any property (real or personal) now or hereafter held as collateral for this Second Amended Note; (iv) upon the death or mental incompetency of Borrower, if applicable; (v) if Borrower terminates or dissolves its business operations, fails to maintain its legal existence, abandons any collateral now or hereafter securing this Second Amended Note; (v) if Borrower becomes insolvent or unable to pay debts as they mature or makes an assignment for the benefit of creditors or if any proceeding is instituted by or against Borrower under any bankruptcy, insolvency or similar laws or any judgment is entered or any writ of attachment, garnishment or execution or tax lien is issued or levied against Borrower or Borrower’s property(ies); (vi) upon the sale of any assets other than bona fide sale transactions in, the ordinary course of business directly or indirectly by Borrower; or (vii) Borrower’s failure to pay, when due, any federal, state, or local tax, assessment, withheld tax, or any similar tax obligation.

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Upon the occurrence of any event of default, and at any time thereafter, Bank or any subsequent holder of this Second Amended Note shall have the right to sue for, collect or make any compromise or settlement Bank deems acceptable. Any deposits or other sums at any time credited by or due from Bank or any subsequent holder of this Second Amended Note to any maker, endorser or guarantor hereof and any securities or other property of any maker, endorser or guarantor hereof in the possession of Bank or any subsequent holder of this Second Amended Note may at all times be held and treated as collateral security for Borrower’s payment and performance obligations hereunder. Bank or any subsequent holder of this Second Amended Note may apply or set off such deposits or other sums at any time against any matured portion(s) of the payment obligations hereunder as to any maker, endorser or guarantor hereof. No delay or omission on the part of Bank or any subsequent holder of this Second Amended Note in exercising any right or remedy hereunder shall operate as a waiver of such right or remedy or as a waiver of any other right or remedy under this Second Amended Note. Any waiver hereunder by Bank shall not be construed as a bar to or waiver of any such right or remedy on any future occasion.

Borrower’s payment and performance agreements under this Second Amended Note shall be (a) cross-defaulted with any existing or future indebtedness owing by Borrower and/or any guarantor(s) hereof to Bank and (b) cross-collateralized, to the extent permitted by law, by each and every collateral interest now or hereafter held by or granted to Bank by Borrower and/or any guarantor(s) hereof in respect of any real or personal property lien or security interest, including, without limitation, any or all of the collateral securing this Second Amended Note. As a result, any default under this Second Amended Note shall automatically constitute a default under any and all other indebtedness owing by Borrower and/or any guarantor(s) hereof to Bank and any default by Borrower and/or any guarantor(s) hereof under any other indebtedness owing to Bank shall automatically constitute a default hereunder.

If this Second Amended Note is now or later signed by more than one person, it shall be the joint and several liability of all such persons, and shall be binding upon each of their respective successors and permitted assigns. Except for any written notice(s) required hereunder or under the any of the Loan Documents, Borrower and any other endorser(s), guarantor(s), and surety(ies) hereof jointly and severally waive presentment, protest, notice of protest, notice of dishonor, diligence in collection, the benefit of any exemption under any homestead exemption laws, if applicable, and any and all other notices and matters of a like nature. All such endorser(s), guarantor(s), and surety(ies) consent to (i) any renewal, extension or modification (whether one or more) of the terms of this Second Amended Note (as agreed upon from time to time between Borrower and Bank); (ii) the release or surrender, exchange or substitution of all or any part of the collateral securing this Second Amended Note; (iii) the granting of any other indulgences to Borrower; and (iv) the taking or releasing of other or additional parties primarily or contingently liable hereunder. Any such renewal, extension, modification, release, surrender, exchange or substitution may be made without notice to Borrower and any endorser(s), guarantor(s) and surety(ies) hereof and without affecting the liability of said parties hereunder.

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Borrower represents to Bank that (i) the indebtedness evidenced by this Second Amended Note has been and will be used solely for business purposes; (ii) that none of the indebtedness has been or will be used in any manner whatsoever for, personal, family, educational or household purposes; (iii) that the indebtedness evidenced by this Second Amended Note is an exempted transaction under the Truth-In- Lending Act, 15 U.S.C. §1601, et seq. and not a “consumer loan” or a “consumer transaction” as defined in O.R.C. §2323.13(E)(l) and (2), respectively; and (d) this Second Amended Note constitutes a “contract of indebtedness” under O.R.C. §1319.02(A)(l).

If this Second Amended Note is placed in the hands of any attorney for collection or to defend or enforce any rights or remedies hereunder, Borrower agrees to pay, to the extent permitted by law, including, without limitation, O.R.C. §1319.02, all reasonable attorneys’ fees, together with all court costs and related expenses paid or incurred by Bank or any holder of this Second Amended Note. As used herein, the term “holder” shall mean the payee or other endorsee of this Second Amended Note, who is in possession of this Second Amended Note or the bearer of this Second Amended Note, if this Second Amended Note is at the time payable to bearer.

So long as any indebtedness remains unpaid under this Second Amended Note, Borrower shall furnish to Bank financial statements certified by Borrower, in form and content satisfactory to Bank, together with such additional financial documents and/or information as may be reasonably requested by Bank from time to time, including, without limitation, signed copies of federal tax returns, together with any and all exhibits, Borrower files annually with the Internal Revenue Service. Such financial statements shall be furnished to Bank by Borrower at such annual or interim time periods as Bank shall require from time to time. Borrower’s failure to furnish the aforesaid financial statements, information, and documents shall be an event of default hereunder.

Borrower further represents to Bank: (i) that the execution and delivery of this Second Amended Note and the Obligations required hereunder do not violate any law, conflict with any agreement by which Borrower is bound, or require the consent or approval of any governmental authority or any other party or person; (ii) that this Second Amended Note is a valid and binding agreement, enforceable according to its terms; (iii) that all financial information furnished to Bank is accurate and fairly reflects the financial condition of the organization and/or person to which such financial information applies as of the effective date of such information, and the financial condition has not changed materially or adversely since the effective date(s); (iv) that Borrower is duly organized, existing and in good standing pursuant to the laws of the state under which it is organized and the execution and delivery of this Second Amended Note have been duly authorized by all necessary action of its governing body and do not contravene the terms of the organizational documents governing its business affairs; and (v) as of the effective date of this Second Amended Note, there exists no claims, setoffs or defenses or rights to claims, setoffs or defenses by or on behalf of Borrower as against Bank or any of Bank’s agents or representatives under any of the Loan Documents or in respect to any of the Obligations owing to Bank hereunder.

(WRY TRIAL WAIVER) BORROWER WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BANK AND BORROWER ARISING OUT OF OR IN CONNECTION WITH THIS AMENDED NOTE OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AMENDED NOTE OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE ABILITY OF BANK TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THIS AMENDED NOTE, ANY GUARANTY OF PAYMENT OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT RELATED THERETO.

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Borrower hereby authorizes any attorney at law to appear in any court of record in or of the State of Ohio or in any other state or territory of the United States at any time after the above indebtedness becomes due to waive the issuing and service of process and to confess judgment against Borrower in favor of Bank (or any holder of this Amended Note) for the amount then appearing due, together with interest at the rate provided for herein, plus late charges and the costs of suit, together with any other charges, costs, and fees owing hereunder, and thereupon to waive and release all errors in said proceeding(s) and judgment(s), all petitions in error, and stays of execution, and all rights of appeal from the judgment(s) rendered. No such judgment or judgments against Borrower shall be a bar to any subsequent judgment or judgments against Borrower. This warrant of attorney shall survive any judgment, it being understood that should any judgment be vacated for any reason, this warrant of attorney may nevertheless be used to obtain additional judgment(s). This provision and the rights herein granted shall not be affected by Borrower’s dissolution or liquidation.

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

RANGE IMPACT, INC., successor by merger to Malachite Innovations, Inc., a Nevada corporation, licensed to transact business in Ohio

By:
Michael Cavanaugh
Chief Executive Officer

Address:	200 Park Avenue, Ste. 400
Cleveland, OH 44122

LOAN NO.:	84816

MATURITY DATE: DECEMBER 31, 2025

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